SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)     November 15, 2001

WFN Credit Company, LLC

World Financial Network Credit Card Master Trust

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-60418, 333-60418-01	31-1772814
(Commission File Number)	(I.R.S. Employer Identification No.)

220 West Schrock Road, Westerville, Ohio	43801
(Address of Principal Executive Offices)	(Zip Code)

(614) 729-5044

(Registrant's Telephone Number, Including Area Code)

NoChange

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

        None

Item 7. Financial Statements and Exhibits.

                (c)  Exhibits.

Exhibit
No.	Document Description
20	Monthly Servicing Report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC
(Co-Registrant)

Dated: November 19, 2001	By:

Daniel T. Groomes
President

WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
(Co-Registrant)

By: WORLD FINANCIAL NETWORK NATIONAL BANK,
as Servicer

Dated: November 19, 2001	By:

Daniel T. Groomes
President

INDEX TO EXHIBITS

Exhibit No.	Document Description	Sequential Page No.

20	Monthly Servicing Certificate	4